Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of First Midwest Financial, Inc. (the "Company") for the quarterly period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald J. Walters, Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


By:  /s/ Ronald J. Walters
   -------------------------
Name: Ronald J. Walters
Chief Financial Officer
February 17, 2004


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